UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 22, 2016

HOUGHTON MIFFLIN HARCOURT COMPANY
(Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	001-36166 (Commission File No.)	27-1566372 (IRS Employer Identification No.)

222 Berkeley Street Boston, MA (Address of principal executive offices)	02116 (Zip Code)

(617) 351-5000
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Departure of Linda K. Zecher as President, Chief Executive Officer and Director.
On September 22, 2016, Houghton Mifflin Harcourt Company (the “Company”) announced that Linda K. Zecher has resigned from her current position as the Company’s President and Chief Executive Officer and as a member of the Company’s board of directors (the “Board”), effective immediately.  L. Gordon Crovitz, one of the Company’s directors, will serve as the Company’s President and Chief Executive Officer on an interim basis, effective immediately.
In connection with Ms. Zecher’s resignation, the Company entered into a letter agreement (the “Zecher Letter Agreement”) with Ms. Zecher, effective as of September 22, 2016. Pursuant to the Zecher Letter Agreement, the Company and Ms. Zecher have agreed that, for all purposes under her employment agreement with the Company (the “Zecher Employment Agreement”), Ms. Zecher’s resignation and departure from the Company shall be treated as a termination of employment by the Company without Cause and not as a resignation without Good Reason (each as defined in the Zecher Employment Agreement).
Appointment of L. Gordon Crovitz as President and Chief Executive Officer.
On September 22, 2016, the Company announced the appointment of L. Gordon Crovitz, a current member of the Company’s Board, to serve as President and Chief Executive Officer of the Company on an interim basis, effective immediately. Mr. Crovitz will perform the functions of President and Chief Executive Officer of the Company until the Company has chosen a permanent successor to serve in such roles.
As compensation for the services that Mr. Crovitz will provide as President and Chief Executive Officer of the Company, Mr. Crovitz will be entitled to receive: (i) a base salary at an annualized rate of $935,000; (ii) an award of restricted stock units (“RSUs”) under the Company’s 2015 Omnibus Incentive Plan, which, upon vesting, shall be convertible into a number of shares of the Company’s common stock having an aggregate value of $935,000 (based on the closing price on the date of grant), which shall (a) have an effective date of grant on the business day that is three business days following the date on which the Company first releases quarterly earnings information following both the date of his appointment as President and Chief Executive Officer of the Company and the approval of the award by the Board and (b) vest on the earlier of: (1) the first anniversary of the date of his appointment as President and Chief Executive Officer of the Company; and (2) the date on which he ceases to be President and Chief Executive Officer of the Company in connection with the appointment of a successor President and Chief Executive Officer (such RSU award will otherwise generally be subject to the terms of the Company’s customary form of time-based vesting RSU award agreement for senior executives); (iii) a cash bonus in an amount equal to 125% of his annualized base salary, prorated based on his actual time serving as President and Chief Executive Officer of the Company; and (iv) reimbursement of his reasonable lodging and travel expenses, and reasonable attorneys’ fees incurred in connection with his appointment.
Mr. Crovitz, age 58, has served as a member of the Board since August 2012.  From 1980-2007, Mr. Crovitz held a number of positions with Dow Jones and The Wall Street Journal, culminating in his role as Executive Vice President for Dow Jones and Publisher of The Wall Street Journal.  He co-founded e-commerce software company Press+ in 2009 and is currently a partner at NextNews Ventures, a partnership investing in early-stage news companies.  Mr. Crovitz serves on the Board of Directors at Dun & Bradstreet, Inc., Marin Software Incorporated, Business Insider and Blurb.  He is also on the board of the American Association of Rhodes Scholars.  Mr. Crovitz’s management roles in the publishing industry and extensive experience as a director enable him to provide the Company with valuable guidance.
Executive Retention Arrangements.
On September 22, 2016, as part of a broader executive retention program, Joseph P. Abbott, Jr., Lee R. Ramsayer, Mary J. Cullinane and William F. Bayers were each awarded a special one-time cash retention bonus with a value of $500,000, $500,000, $500,000 and $250,000, respectively.  Each retention bonus will be payable in two equal installments on each of September 22, 2017 and September 22, 2018, subject to the applicable executive’s continued employment on each such date.  If the executive’s employment is terminated by the Company without Cause (as defined in the Houghton Mifflin Harcourt Publishing Company ELT Severance Plan), and other than due to death or disability, any then-unpaid portion of the retention bonus will become payable, subject to the executive’s execution of a separation agreement that will include a release of claims.
The foregoing is only a summary of the arrangements described herein, does not purport to be complete and is qualified in its entirety by reference to the full text of the underlying documents governing such arrangements.

Item 7.01          Regulation FD Disclosure.
On September 22, 2016, the Company issued a press release announcing Ms. Zecher’s departure from the Company and Mr. Crovitz’s appointment as President and Chief Executive Officer on an interim basis.  A copy of the press release is furnished herewith as Exhibit 99.1.
The information set forth in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The information contained within this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.
Item 9.01.         Financial Statements and Exhibits.
(d) Exhibits
99.1	Press release, dated September 22, 2016.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

The statements contained herein include forward-looking statements, which involve risks and uncertainties. These forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “projects,” “anticipates,” “expects,” “could,” “intends,” “may,” “will,” “should,” “forecast,” “intend,” “plan,” “potential,” “project,” “target” or, in each case, their negative, or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They include statements regarding our intentions, beliefs or current expectations concerning, among other things, our billings outlook, financial performance expectations, results of operations, financial condition, liquidity, prospects, growth, strategies, the industry in which we operate, potential business decisions, and our Chief Executive Officer search efforts. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and, of course, it is impossible for us to anticipate all factors that could affect our actual results. All forward-looking statements are based upon information available to us on the date hereof.
By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. We caution you that forward-looking statements are not guarantees of future performance and that our actual results may differ materially from those made in or suggested by the forward-looking statements contained herein. In addition, even if our results are consistent with the forward-looking statements contained herein, those results or developments may not be indicative of results or developments in subsequent periods.
Important factors that could cause our results to vary from expectations include, but are not limited to: changes in state and local education funding and/or related programs, legislation and procurement processes; industry cycles and trends; the rate and state of technological change; changes in product distribution channels and concentration of retailer power; changes in our competitive environment; periods of operating and net losses; our ability to enforce our intellectual property and proprietary rights; risks based on information technology systems; dependence on a small number of print and paper vendors; third-party software and technology development; our ability to identify, complete, or achieve the expected benefits of, acquisitions; increases in our operating costs; exposure to litigation; major disasters or other external threats; contingent liabilities; risks related to our indebtedness; future impairment charges; changes in school district payment practices; a potential increase in the portion of our sales coming from digital sales; risks related to doing business abroad; management changes; the results and timing of our search for a new Chief Executive Officer; and other factors discussed in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2015 (and our subsequent filings pursuant to the Securities Exchange Act of 1934, as amended). In light of these risks, uncertainties and assumptions, the forward-looking events described herein may not occur.
We undertake no obligation, and do not expect, to publicly update or publicly revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained herein.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUGHTON MIFFLIN HARCOURT COMPANY

By:	/s/ William F. Bayers
Name:	William F. Bayers
Title:	Executive Vice President, Secretary and General Counsel

Dated:  September 22, 2016

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press release, dated September 22, 2016.